EXHIBIT 21.1

                   SUBSIDIARIES OF SIGNET BANKING CORPORATION
                               December 31, 1994


Subsidiary                                         Place of Incorporation

Signet Bank/Virginia                                        Virginia
800 Building Corporation                                    Virginia
Signet Mortgage Corporation                                 Virginia
Signet Second Mortgage Corporation                          Virginia
Signet Bank (Bahamas), Ltd.                                 Bahamas
Second Eleutheran Investment Co., Ltd.                      Bahamas
Signet Trust Company                                        Virginia
Signet Insurance Services, Inc.                             Virginia
Signet Financial Services, Inc.                             Virginia
Signet Commercial Credit Corporation                        Virginia
Signet Strategic Capital Corporation                        Virginia
General Finance Service Corporation                         Pennsylvania
Elgin Corporation                                           Virginia
Signet Investment Banking Company                           Virginia
Signet Bank/Maryland                                        Maryland
St. Paul Realty, Inc.                                       Maryland
Signet Equipment Company                                    Maryland
Wharton & Bennett, Inc.                                     Maryland
UTC Prop. No. 2, Inc.                                       Maryland
UTC Prop. No. 3, Inc.                                       Maryland
UTC Prop. No. 4, Inc.                                       Maryland
UTC Prop. No. 5, Inc.                                       Maryland
UTC Prop. No. 6, Inc.                                       Maryland
Landexco, Inc.                                              Maryland
Signet Leasing and Financial Corporation                    Maryland
Signet Insurance Services Inc./Maryland                     Maryland
Signet Realty, Inc.                                         Maryland
Signet Bank N.A.                                            Washington, D.C.
Signet Municipal LeaseCorp., Inc.                           Virginia
The Budget Plan Company of Virginia                         Virginia
Signet Lending Services, Inc.                               Tennessee
DOPWO, Inc.                                                 Virginia
NP Corporation                                              Maryland
NP No. 2 Corporation                                        Maryland
NP No. 3 Corporation                                        Maryland
NP No. 4 Corporation                                        Maryland
NP No. 5 Corporation                                        Maryland
NP No. 6 Corporation                                        Maryland
NP No. 7 Corporation                                        Maryland
NP No. 8 Corporation                                        Maryland
NP No. 9 Corporation                                        Maryland
NP No. 10 Corporation                                       Maryland
VMD Servicing Corporation                                   Maryland
MWG VII, Inc.                                               Maryland
FH Properties, No. 3, Inc.                                  Virginia
FH Properties, No. 4, Inc.                                  Virginia
FH Properties, No. 6, Inc.                                  Virginia
FH Properties, No. 7, Inc.                                  Virginia
FH Properties, No. 9, Inc.                                  Virginia
FH Properties, No. 10, Inc.                                 Virginia
FH Properties, No. 13, Inc.                                 Virginia
FH Properties, No. 15, Inc.                                 Virginia
RE IV, Inc.                                                 Maryland
RE VIII, Inc.                                               Maryland
RE IX, Inc.                                                 Maryland
RE X, Inc.                                                  Maryland
RE XI, Inc.                                                 Maryland
RE XV, Inc.                                                 Maryland
SM II, Inc.                                                 Maryland
SM III, Inc.                                                Maryland
SM IV, Inc.                                                 Maryland
SM V, Inc.                                                  Maryland
SM VI, Inc.                                                 Maryland
SM VII, Inc.                                                Maryland
SM VIII, Inc.                                               Maryland
SM IX, Inc.                                                 Maryland
SM X, Inc.                                                  Maryland
SM XI, Inc.                                                 Maryland
SM XII, Inc.                                                Maryland
SM XIII, Inc.                                               Maryland
SM XIV, Inc.                                                Maryland
SM XV, Inc.                                                 Maryland
SM XVI, Inc.                                                Maryland
Signet Asset Management, Inc./Delaware                      Delaware
Signet Banking Corporation/Delaware                         Delaware
Signet Commercial Credit Corporation/Delaware               Delaware
Signet Credit Corporation/Delaware                          Delaware
Signet Equipment Company/Delaware                           Delaware
Signet Financial Corporation/Delaware                       Delaware
Signet Insurance Services, Inc./Delaware                    Delaware
Signet Investment Banking Corporation/Delaware              Delaware
Signet Investment Corporation/Delaware                      Delaware
Signet Leasing & Financial Corporation/Delaware             Delaware
Signet Properties Company/Delaware                          Delaware
Signet Services Corporation/Delaware                        Delaware
Signet Venture Capital Corporation/Delaware                 Delaware
Signet Asset Management, Inc.                               Maryland
Pioneer Properties, Inc.                                    Virginia
Pioneer Asset Management                                    Virginia
Pioneer Mortgage Corporation                                Virginia
Pioneer Development Corporation                             Virginia
PFR Corporation                                             Virginia
Pioneer Properties I, Inc.                                  Virginia
Pioneer Properties II, Inc.                                 Virginia
Pioneer Properties III, Inc.                                Virginia
Pioneer Capital I, Inc.                                     Virginia
Maxsel-PTNSP - 50%                                          Virginia